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                                 Exhibit 10.15.1

                      [LETTERHEAD] AMERIGROUP CORPORATION

                                   MEMORANDUM

TO:       Lorenzo Childress, Jr., MD

FROM:     Jeffrey L. McWaters

DATE:     June 20, 2003

SUBJECT:  Letter dated March 17, 1995
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The above referenced letter (the "Offer Letter") contained the initial terms of your employment with AMERIGROUP Corporation (the "Company"). One of the terms was an agreed upon severance benefit in the event your employment was terminated by the Company on a not-for-cause basis.

This letter will confirm that the Company has fulfilled it obligations under the Offer Letter and the parties agree that the letter in its entirety, including the provisions relating to the severance benefit, is terminated and of no further force and effect.

AMERIGROUP Corporation


/s/ Jeffrey L. McWaters
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Jeffrey L. McWaters


AGREED TO AND ACCEPTED BY


/s/ Lorenzo Childress, Jr.
--------------------------
Lorenzo Childress, Jr., MD